EMPLOYEE BENEFIT PLAN - Amount Recognized on Consolidated Balance Sheets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Funded status / (unfunded status)	$ (562)	$ (444)
Excess of actual over estimated	0	0
Unrecognized actuarial (gains)/losses	0	0
Net asset/(liability)recognized in consolidated balance sheet	(562)	(444)
Current portion	10	12
Non-current portion	$ 552	$ 432